UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2020

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PEI	New York Stock Exchange
Series B Preferred Shares, par value $0.01 per share	PEIPrB	New York Stock Exchange
Series C Preferred Shares, par value $0.01 per share	PEIPrC	New York Stock Exchange
Series D Preferred Shares, par value $0.01 per share	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2020, Pennsylvania Real Estate Investment Trust (“PREIT”), PREIT Associates, L.P. and PREIT-RUBIN, Inc. (collectively with PREIT and PREIT Associates, L.P., the “Borrower”) entered into (a) an Eighth Amendment to Seven-Year Term Loan (the “7-Year Term Loan Amendment”), which amends that certain Seven-Year Term Loan Agreement, dated January 8, 2014 (as amended, the “7-Year Term Loan”) with Wells Fargo Bank, National Association and the other financial institutions signatory thereto, (b) a Third Amendment to Amended and Restated Credit Agreement (the “2018 Credit Agreement Amendment”), which amends that certain Amended and Restated Credit Agreement, dated May 24, 2018 (as amended, the “2018 Credit Agreement”) with Wells Fargo Bank, National Association and the other financial institutions signatory thereto and (c) a First Amendment to Credit Agreement (the “Secured Term Loan Amendment” and collectively with the 7-Year Term Loan Amendment and the 2018 Credit Agreement Amendment, the “September Loan Amendments”) which amends that certain Credit Agreement, dated August 11, 2020 (as amended, the “Secured Term Loan” and collectively with the 7-Year Term Loan and the 2018 Credit Agreement, the “Loan Agreements”) with Wells Fargo Bank, National Association and the financial institutions signatory thereto and their assignees.

7-Year Term Loan Amendment and 2018 Credit Agreement Amendment

The 7-Year Term Loan Amendment and 2018 Credit Agreement Amendment extend the debt covenant suspension period (the “Suspension Period”) under each of the 7-Year Term Loan and the 2018 Credit Agreement, respectively, until October 31, 2020. Upon the expiration of the Suspension Period, the debt covenants suspended under each of the 7-Year Term Loan and 2018 Credit Agreement will be reinstated.

The 7-Year Term Loan Amendment and 2018 Credit Agreement Amendment also modify certain definitions, including the definition of Permitted Indebtedness to include, among other things, additional indebtedness incurred pursuant to the Secured Term Loan, and eliminate the minimum liquidity requirement under the 7-Year Term Loan and 2018 Credit Agreement. The Borrower must pay certain amendment fees in connection with the 7-Year Term Loan Amendment and the 2018 Credit Agreement Amendment.

The Borrower continues to work with the Lenders to negotiate and finalize definitive documentation for further amendments to the 7-Year Term Loan Agreement and 2018 Credit Agreement in an effort to provide further liquidity and to ensure continued compliance with its obligations following the end of the extended Suspension Period.

Secured Term Loan Amendment

The Secured Term Loan Amendment (i) extends the maturity date of the Secured Term Loan from September 30, 2020 to October 31, 2020, (ii) permits the Borrower to request, on or after October 8, 2020, up to two increases in the aggregate amount of the commitments by up to $25,000,000, subject to certain conditions, (iii) eliminates the minimum liquidity requirement under the Secured Term Loan, and (iv) modifies certain definitions. The Borrower must pay certain extension fees in connection with the Secured Term Loan Amendment.

Each of the Loan Agreements contains certain affirmative and negative covenants customarily found in facilities of its type that remain unchanged under the September Loan Amendments, and which are described in PREIT’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 and PREIT’s Current Report on Form 8-K filed on August 12, 2020, in addition to certain representations, some of which are qualified under the September Loan Amendments. All capitalized terms used above in this Current Report on Form 8-K and not otherwise defined herein have the meanings ascribed to such terms in the 7-Year Term Loan, the 2018 Credit Agreement or the Secured Term Loan (as applicable). The description above is qualified in its entirety by reference to the September Loan Amendments, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item 3.03.

As previously disclosed, the Loan Agreements prohibit PREIT from making certain Restricted Payments, which include cash dividends with respect to PREIT shares. Accordingly, during the Suspension Period and the duration of the Secured Term Loan, the payment of dividends on its common shares and preferred shares is suspended.

Item 8.01.	Other Events.

PREIT suspended its Distribution Reinvestment and Share Purchase Plan (the “DRIP”) effective as of September 24, 2020 and its Employee Share Repurchase Plan (the “ESPP”) effective as of September 25, 2020. PREIT will provide notice of any reactivation of the DRIP and the ESPP on a Form 8-K.

Forward Looking Statements

This current report contains certain forward-looking statements that can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “project,” “intend,” “may” or similar expressions. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements and results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. Such factors include those discussed herein, and in the sections entitled “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020. We do not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Eighth Amendment to Seven-Year Term Loan Agreement dated as of January 8, 2014, as amended, by and among PREIT Associates, L.P., PREIT-RUBIN, Inc., Pennsylvania Real Estate Investment Trust, and the financial institutions party thereto, dated as of September 30, 2020.

10.2	Third Amendment to Amended and Restated Credit Agreement dated as of May 24, 2018, by and among PREIT Associates, L.P., PREIT-RUBIN, Inc., Pennsylvania Real Estate Investment Trust, and the financial institutions party thereto, dated as of September 30, 2020.

10.3	First Amendment to Credit Agreement dated as of August 11, 2020, by and among PREIT Associates, L.P., PREIT-RUBIN, Inc., Pennsylvania Real Estate Investment Trust, and the financial institutions party thereto and their assignees, dated as of September 30, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: October 2, 2020	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel